                                                                   Exhibit 99.14

                      MONTHLY CERTIFICATEHOLDERS' STATEMENT

                      FIRST USA BANK, NATIONAL ASSOCIATION

            ---------------------------------------------------------
                FIRST USA CREDIT CARD MASTER TRUST, SERIES 1997-9
            ---------------------------------------------------------

                  Monthly Period:                  3/1/02 to
                                                   3/31/02
                  Distribution Date:               4/17/02
                  Transfer Date:                   4/16/02

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") by and between First USA Bank, National Association, (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1997-9 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

     A.   Information Regarding the Current Monthly Distribution.
          -------------------------------------------------------

          1.   The total amount of the distribution to
               Certificateholders on the Distribution Date
               per $1,000 original certificate principal
               amount
                                        Class A                         $1.63333
                                        Class B                         $1.85833
                                        CIA                             $2.37500

          2. The amount of the distribution set forth in paragraph 1 above in respect of interest on the Certificates, per $1,000 original certificate principal amount

                                        Class A                         $1.63333
                                        Class B                         $1.85833
                                        CIA                             $2.37500

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  MONTHLY CERTIFICATEHOLDERS' STATEMENT                            Series 1997-9
  Page 2


     3.   The amount of the distribution set forth in
          paragraph 1 above in respect of principal on the
          Certificates, per $1,000 original certificate
          principal amount
                                        Class A                         $0.00000
                                        Class B                         $0.00000
                                        CIA                             $0.00000

B.   Information Regarding the Performance of the Trust.
     ---------------------------------------------------

     1.   Allocation of Principal Receivables.
          ------------------------------------

          The aggregate amount of Allocations of Principal
          Receivables processed during the Monthly Period
          which were allocated in respect of the Certificates
                                        Class A                   $78,801,257.98
                                        Class B                    $7,102,035.19
                                        CIA                        $9,034,206.50
                                                                ----------------
                                        Total                     $94,937,499.67

     2.   Allocation of Finance Charge Receivables
          ----------------------------------------

          (a1)  The aggregate amount of Allocations of
                Finance Charge Receivables processed during
                the Monthly Period which were allocated in
                respect of the Certificates
                                        Class A                    $8,068,426.52
                                        Class B                      $727,174.31
                                        CIA                          $925,008.48
                                                                ----------------
                                        Total                      $9,720,609.31

          (b1)  Principal Funding Investment Proceeds (to
                Class A)                                                   $0.00
          (b2)  Withdrawals from Reserve Account (to Class A)              $0.00
                                                              ------------------
                Class A Available Funds                            $8,068,426.52

          (c1)  Principal Funding Investment Proceeds (to
                Class B)                                                   $0.00
          (c2)  Withdrawals from Reserve Account (to Class B)              $0.00
                Class B Available Funds                              $727,174.31

          (d1)  Principal Funding Investment Proceeds (to CIA)             $0.00
          (d2)  Withdrawals from Reserve Account (to CIA)                  $0.00
                CIA Available Funds                                  $925,008.48

          (e1)  Total Principal Funding Investment Proceeds                $0.00
          (e2)  Investment Earnings on deposits to Reserve
                Account                                                    $0.00

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  MONTHLY CERTIFICATEHOLDERS' STATEMENT                            Series 1997-9
  Page 3


     3.   Principal Receivable / Investor Percentages
          -------------------------------------------

          (a)   The aggregate amount of Principal
                Receivables in the Trust as of 03/31/02      $32,106,622,264.74

          (b)   Invested Amount as of 03/31/02 (Adjusted
                Class A Invested Amount during Accumulation
                Period)
                                        Class A                 $500,000,000.00
                                        Class B                  $45,180,000.00
                                        CIA                      $57,230,000.00
                                                              ------------------
                                        Total                   $602,410,000.00

          (c)   The Floating Allocation Percentage:
                                   Class A                                1.509%
                                   Class B                                0.136%
                                   CIA                                    0.173%
                                                                          ------
                                   Total                                  1.818%

          (d)   During the Accumulation Period: The Invested
                Amount as of ______ (the last day of the
                Revolving Period)
                                        Class A                           $0.00
                                        Class B                           $0.00
                                        CIA                               $0.00
                                                            --------------------
                                        Total                             $0.00

          (e)   The Fixed/Floating Allocation Percentage:
                                        Class A                           1.509%
                                        Class B                           0.136%
                                        CIA                               0.173%
                                                                          ------
                                        Total                             1.818%

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  MONTHLY CERTIFICATEHOLDERS' STATEMENT                            Series 1997-9
  Page 4


     4.   Delinquent Balances.
          --------------------

          The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the Monthly Period

          (a)   30 - 59 days                                     $465,565,428.46
          (b)   60 - 89 days                                     $317,975,669.84
          (c)   90 - 119 days                                    $257,914,850.34
          (d)   120 - 149 days                                   $219,245,901.21
          (e)   150 - 179 days                                   $194,962,306.54
          (f)   180 or more days                                           $0.00
                                        Total                  $1,455,664,156.39

     5.   Monthly Investor Default Amount.
          --------------------------------

          (a)   The aggregate amount of all defaulted Principal
                Receivables written off as uncollectible during
                the Monthly Period allocable to the Invested
                Amount (the aggregate "Investor Default Amount")
                                        Class A                    $2,742,393.93
                                        Class B                      $247,160.75
                                        CIA                          $314,403.02
                                                                   -------------
                                        Total                      $3,303,957.70


     6.   Investor Charge-Offs & Reimbursements of Charge-Offs.
          -----------------------------------------------------

          (a)   The aggregate amount of Class A Investor Charge-
                Offs and the reductions in the Class B Invested
                Amount and the CIA
                                        Class A                            $0.00
                                        Class B                            $0.00
                                        CIA                                $0.00
                                                                 ---------------
                                        Total                              $0.00

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  MONTHLY CERTIFICATEHOLDERS' STATEMENT                            Series 1997-9
  Page 5


          (b)   The aggregate amount of Class A Investor Charge-
                Offs reimbursed and the reimbursement of reductions in the Class B Invested Amount and the CIA

                                        Class A                            $0.00
                                        Class B                            $0.00
                                        CIA                                $0.00
                                                                ----------------
                                        Total                              $0.00

     7.   Investor Servicing Fee
          ----------------------
          (a)   The amount of the Investor Monthly Servicing
                Fee payable by the Trust to the Servicer for the Monthly Period

                                        Class A                      $625,000.00
                                        Class B                       $56,475.00
                                        CIA                           $71,537.50
                                                                     -----------
                                        Total                        $753,012.50


     8.   Reallocated Principal Collections
          ---------------------------------
          The amount of Reallocated CIA and Class B Principal
          Collections applied in respect of Interest
          Shortfalls, Investor Default Amounts or Investor
          Charge-Offs for the prior month.

                                        Class B                            $0.00
                                        CIA                                $0.00
                                                                           -----
                                        Total                              $0.00

     9.   CIA Invested Amount
          -------------------
          (a)   The amount of the CIA Invested Amount as of the
                close of business on the related Distribution
                Date after giving effect to withdrawals,
                deposits and payments to be made in respect of
                the preceding month                               $57,230,000.00

          (b)   The Required CIA Invested Amount as of the
                close of business on the related Distribution
                Date after giving effect to withdrawals,
                deposits and payments to be made in respect of
                the preceding month                               $57,230,000.00

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  MONTHLY CERTIFICATEHOLDERS' STATEMENT                            Series 1997-9
  Page 6


     10.  The Pool Factor
          ---------------
                The Pool Factor (which represents the ratio of the amount of the Investor Interest on the last day of the Monthly Period, inclusive of any principal payments to be made on the related Distribution Date, to the amount of the Investor Interest as of the Closing Date). The amount of a Certificateholder's pro rata share of the Investor Participation Amount can be determined by multiplying the original denomination of the holder's Certificate by the Pool Factor

                                        Class A                      1.00000000
                                        Class B                      1.00000000
                                        Total                        1.00000000

     11.  The Portfolio Yield
          -------------------
                The Portfolio Yield for the related Monthly Period        12.78%

     12.  The Base Rate
          -------------
                The Base Rate for the related Monthly Period               4.06%


C    Information Regarding the Principal Funding Account
     ---------------------------------------------------

         1.     Accumulation Period

         (a)    Accumulation Period Commencement Date                09/01/2004

         (b)    Accumulation Period Length (months)                           1

         (c)    Accumulation Period Factor                                12.20

         (d)    Required Accumulation Factor Number                           8

         (e)    Controlled Accumulation Amount                  $602,410,000.00

         (f)    Minimum Payment Rate (last 12 months)                     13.63%

         2.     Principal Funding Account
                -------------------------

                Beginning Balance                                         $0.00
                   Plus: Principal Collections for related
                         Monthly Period from Principal Account             0.00
                   Plus: Interest on Principal Funding Account
                         Balance for related Monthly Period                0.00

                   Less: Withdrawals to Finance Charge Account             0.00
                   Less: Withdrawals to Distribution Account               0.00
                                                                ---------------
                Ending Balance                                             0.00

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  MONTHLY CERTIFICATEHOLDERS' STATEMENT                            Series 1997-9
  Page 7

      3.  Accumulation Shortfall
          ----------------------

                The Controlled Deposit Amount for the previous
                Monthly Period                                            $0.00

          Less: The amount deposited into the Principal Funding
                Account for the Previous Monthly Period                   $0.00

                Accumulation Shortfall                                    $0.00

                                                                ---------------
                Aggregate Accumulation Shortfalls                         $0.00

      4.  Principal Funding Investment Shortfall
          --------------------------------------

                Covered Amount                                            $0.00

          Less: Principal Funding Investment Proceeds                     $0.00
                                                                ---------------
                Principal Funding Investment Shortfall                    $0.00
                                                                ---------------

D.   Information Regarding the Reserve Account
     -----------------------------------------

      1.  Required Reserve Account Analysis
          ---------------------------------

          (a)   Required Reserve Account Amount percentage              0.00000%

          (b)   Required Reserve Account Amount ($)                       $0.00
                .5% of Invested Amount or other amount
                designated by Transferor)

          (c)   Required Reserve Account Balance after effect of
                any transfers on the Related Transfer Date                $0.00

          (d)   Reserve Draw Amount transferred to the Finance
                Charge Account on the Related Transfer Date               $0.00

      2.  Reserve Account Investment Proceeds
          -----------------------------------
          Reserve Account Investment Proceeds transferred to the
          Finance Charge Account on the Related Transfer Date             $0.00

      3.  Withdrawals from the Reserve Account
          ------------------------------------
          Total Withdrawals from the Reserve Account transferred
          to the Finance Charge Account on the related Transfer           $0.00
          Date (1 (d) plus 2 above)

      4.  The Portfolio Adjusted Yield
          ----------------------------
          The Portfolio Adjusted Yield for the related Monthly
          Period                                                           7.65%

  MONTHLY CERTIFICATEHOLDERS' STATEMENT
  Signature Page



                                        First USA Bank, National Association
                                        as Servicer



                                        By: /s/ Tracie Klein
                                           --------------------------------
                                           Tracie Klein
                                           First Vice President